UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2007

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a)           Effective July 3, 2007, the Board of Directors of Hancock Fabrics, Inc. (the "Company") approved the Amended and Restated Bylaws of the Company. The sole change in the Amended and Restated Bylaws appears in Article IV—Section 3 to allow for the issuance by the Company of uncertificated shares in book entry format. By allowing uncertificated shares, the Company may participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to transfer securities electronically without being subject to the risks and delays associated with transferring physical certificates. The full text of the Amended and Restated Bylaws is filed as Exhibit 3.4 to this Current Report on Form 8 K, and amended Article IV—Section 3 thereof is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.4	Amended and Restated By-Laws, effective July 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:  /s/ Larry D. Fair
Name:  Larry D. Fair
Title:  Vice President, Finance (Principal
Financial and Accounting Officer)

Date: July 5, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
3.4	Amended and Restated By-Laws, effective July 3, 2007